                               PEREGRINE SYSTEMS, INC.

                          1997 EMPLOYEE STOCK PURCHASE PLAN


    1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2.   DEFINITIONS.

    (a)  "BOARD" shall mean the Board of Directors of the Company.

    (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

    (d) "COMPANY" shall mean Peregrine Systems, Inc., a Delaware corporation, and any Designated Subsidiary of the Company.

    (e) "COMPENSATION" shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation.

    (f) "DESIGNATED SUBSIDIARY" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

    (g) "EMPLOYEE" shall mean any individual who is an Employee of the Company for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

    (h)   "ENROLLMENT DATE" shall mean the first day of each Offering Period.

    (i)  "EXERCISE DATE" shall mean the last day of each Offering Period.

    (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

         (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable, or;

         (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

         (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         (4) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

    (k) "HOLDING PERIOD" shall mean that period of time beginning on an Exercise Date on which shares are purchased by participants under the Plan and ending twelve (12) calendar months thereafter.

    (l) "OFFERING PERIOD" shall mean a period of three (3) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and terminating on the last Trading Day in the period ending the following July 31; or commencing on the first Trading Day on or after August 1 and terminating on the last Trading Day in the period ending the following October 31; or commencing on the first Trading Day on or after November 1 and terminating on the first Trading Day in the period ending the following January 31; or commencing on the first Trading Day on or after February 1 and terminating on the last Trading Day in the period ending the following April 30; PROVIDED, HOWEVER, that the first Offering Period under the Plan shall commence with the first Trading Day on or after May 1, 1997 and shall terminate on the last Trading Day in the period ending the following July 31. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

    (m) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    (n)  "PLAN" shall mean this Employee Stock Purchase Plan.

    (o) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

    (p) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

    (q) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

    (r) "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

    3.   ELIGIBILITY.

         (a) Any Employee who shall be employed by the Company on a given Enrollment Date and who is not an Officer on such date shall be eligible to participate in the Plan.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1, August 1, November 1, and February 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 21 hereof; PROVIDED, HOWEVER, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and shall terminate on the last Trading Day on or before July 31, 1997. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

    5.   PARTICIPATION.

         (a) An eligible Employee may become a participant in the Plan by completing a participation agreement authorizing payroll deductions in the form of EXHIBIT A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

         (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 11 hereof.

    6.   PAYROLL DEDUCTIONS.

         (a) At the time a participant files his or her participation agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

         (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

         (c) A participant may discontinue his or her participation in the Plan as provided in Section 11 hereof, or may increase or decrease the rate of his or her payroll deductions during the

Offering Period by completing or filing with the Company a new participation agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new participation agreement unless the Company elects to process a given change in participation more quickly. A participant's participation agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 11 hereof.

         (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's participation agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 11 hereof.

         (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

    7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 25,000 shares (subject to any adjustment pursuant to Section 20), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 14 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 11 hereof. The Option shall expire on the last day of the Offering Period.

    8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 11 hereof, notice of exercise of his or her option shall be deemed to have been given by the participants and his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 11 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

    9. HOLDING PERIOD. Shares purchased by a participant shall be held in the participant's account under the Plan during the Holding Period. In the event of a sale of all or substantially all of the Company's assets, or a merger of the Company with or into another corporation, the Holding Period shall lapse.

    10. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall credit each participant's account under the Plan with the shares purchased upon exercise of his or her option. As promptly as practicable after expiration of the Holding Period, the Company shall, in its discretion, either (a) arrange for the delivery to each participant of a certificate representing the shares purchased upon exercise of his or her option, or (b) credit the shares purchased to an account in the participant's name with a brokerage firm selected by the Company to hold the shares in street name.

    11.  WITHDRAWAL.

         (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of EXHIBIT B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new participation agreement.

         (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

    12. TERMINATION OF EMPLOYMENT. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 16 hereof, and such participant's option shall be automatically terminated.

    13. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

    14.  STOCK.

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be two hundred fifty thousand (250,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 20 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

         (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

         (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

    15. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

    16.  DESIGNATION OF BENEFICIARY.

         (a) Subject to applicable domestic and foreign law, participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    17. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16 hereof) by the participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 11 hereof.

    18. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    19. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased, and the remaining cash balance, if any.

    20. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the

Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

         (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period then in progress shall be
shortened by setting a new Exercise Date (the "New Exercise Date").   The New
Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

    21.   AMENDMENT OR TERMINATION.

         (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 20 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

         (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

22. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    23. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    24. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 21 hereof.

                                      EXHIBIT A


                               PEREGRINE SYSTEMS, INC.

                          1997 EMPLOYEE STOCK PURCHASE PLAN

                               PARTICIPATION AGREEMENT



_____ Original Application                       Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.  _____________________________________ hereby elects to participate in the
    Peregrine Systems, Inc. 1997 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Participation Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0 to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the Employee Stock Purchase Plan and to purchase shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option. I further understand that shares of Common Stock purchased for me under the Employee Stock Purchase Plan upon exercise of my option are subject to the Holding Period described in Section 9 of the Employee Stock Purchase Plan.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Participation Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
                                   .

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE, OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the

    Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of
    (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the 1997 Employee Stock Purchase Plan, including the prohibition on sales by me of any shares purchased under the 1997 Employee Stock Purchase for a period of one year from the date of purchase. I acknowledge that the Administrator of the 1997 Employee Stock Purchase Plan will have no discretion to release any shares purchased by me until the expiration of such one-year holding period. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME:  (Please print)
                     -----------------------------------------------------
                        (First)         (Middle)               (Last)


------------------------------
Relationship

------------------------------
(Address)

------------------------------

                [PEREGRINE SYSTEMS, INC. ESPP PARTICIPATION AGREEMENT]

Employee's Social
Security Number:
                                  ----------------------------------------


Employee's Address:
                                  ----------------------------------------

                                  ----------------------------------------

                                  ----------------------------------------


I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:
     ------------------------     ----------------------------------------
                                  Signature of Employee


                                  ----------------------------------------
                                  Spouse's Signature (If beneficiary other than spouse)




    [Signature Page to ESPP Participation Agreement]

                                      EXHIBIT A-1


                               PEREGRINE SYSTEMS, INC.

                          1997 EMPLOYEE STOCK PURCHASE PLAN

                               PARTICIPATION AGREEMENT

                                 [EUROPEAN EMPLOYEES]



_____ Original Application                       Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.  _____________________________________ hereby elects to participate in the
    Peregrine Systems, Inc. 1997 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Participation Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0 to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the Employee Stock Purchase Plan and to purchase shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option. I further understand that shares of Common Stock purchased for me under the Employee Stock Purchase Plan upon exercise of my option are subject to the Holding Period described in Section 9 of the Employee Stock Purchase Plan.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Participation Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
                                   .

6. I understand and acknowledge that notwithstanding any other provision of this Participation Agreement or the Employee Stock Purchase Plan:

    (a) neither the Employee Stock Purchase Plan nor this Participation Agreement shall form any part of any contract of employment between me and the Company or any Designated Subsidiary, and it shall not confer on me any legal or equitable rights (other than those constituting the options granted under the Employee Stock Purchase Plan themselves) against the Company or any Designated Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any subsidiary.

    (b) my benefits under the Employee Stock Purchase Plan shall not form any part of my wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes.

    (c) in no circumstances shall I, upon ceasing to hold my office or employment by virtue of which I am eligible to participate in the Employee Stock Purchase Plan, be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which I might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

    (d) that the Company expressly retains the right to terminate the Employee Stock Purchase Plan at any time and that I wil have no right to continued option grants under the Employee Stock Purchase Plan in such event.


7. I hereby agree to be bound by the terms of the 1997 Employee Stock Purchase Plan, including the prohibition on sales by me of any shares purchased under the 1997 Employee Stock Purchase for a period of one year from the date of purchase. I acknowledge that the Administrator of the 1997 Employee Stock Purchase Plan will have no discretion to release any shares purchased by me until the expiration of such one-year holding period. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME:  (Please print)
                     -----------------------------------------------------
                        (First)         (Middle)               (Last)


------------------------------
Relationship

------------------------------
(Address)

------------------------------

                [PEREGRINE SYSTEMS, INC. ESPP PARTICIPATION AGREEMENT]

Employee's Social
Security Number:
                                  ----------------------------------------


Employee's Address:
                                  ----------------------------------------

                                  ----------------------------------------

                                  ----------------------------------------


I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:
     ------------------------     ----------------------------------------
                                  Signature of Employee


                                  ----------------------------------------
                                  Spouse's Signature (If beneficiary other than spouse)




    [Signature Page to ESPP Participation Agreement]

                                      EXHIBIT B


                               PEREGRINE SYSTEMS, INC.

                          1997 EMPLOYEE STOCK PURCHASE PLAN

                                 NOTICE OF WITHDRAWAL


    The undersigned participant in the Offering Period of the Peregrine
Systems, Inc. 1997 Employee Stock Purchase Plan which began on ___________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                  Name and Address of Participant:

                                  ----------------------------------------

                                  ----------------------------------------

                                  ----------------------------------------



                                  Signature:

                                  ----------------------------------------


                                  Date:
                                       -----------------------------------


                                                                     Page 1 of 1